TO THE STOCKHOLDERS

F
or the nine months ended September 30, 2023, return as measured based upon net asset value (NAV) per common share, including reinvestment of dividends and distributions, was 13.96% while the investment return to our stockholders (based upon market price per share), also including reinvestment of dividends and distributions, was 13.80%. By comparison, the return for our benchmark, the Standard and Poor’s 500 Stock Index (including income), was 13.07% during this period. For the twelve months ended September 30, 2023, return on net asset value was 25.77% and return to our stockholders was 24.90% which compares to the return of the S&P 500 Stock Index of 21.62%. During both time periods, the discount at which our shares traded continued to fluctuate and on September 30, 2023 it was 16.86%.

As detailed in the accompanying financial statements (unaudited), as of September 30, 2023, the net assets applicable to the Company’s Common Stock were $1,163,954,850 equal to $49.48 per Common Share.

The increase in net assets resulting from operations for the nine months ended September 30, 2023 was $141,419,172. During this period, the net realized gain on investments was $59,470,658 and the increase in net unrealized appreciation was $81,869,963. Net investment income for the nine months was $8,562,530. Distributions to preferred shareholders amounted to $8,483,979. During the nine months, the Company also repurchased 456,016 of its shares at a cost of $18,623,967, an average discount to net asset value of 17.7%.

For the third quarter, U.S. equities experienced modest negative performance as expectations for the economy oscillated back to recession from a soft landing amid the Federal Reserve’s continued commitment to further interest rate increases. This upward interest rate cycle is one of the fastest and most significant in the Fed’s history. Short-term rates have increased by more than 475 basis points and has led to sticker shock for consumers seeking to finance a new car or house purchase or other discretionary consumption. Prior rate cycles suggest that much of the Fed’s activity is not reflected in current economic performance. More broadly, economic growth remains positive, though concerns remain about the strength of the consumer owing to the Fed’s higher rates for longer policy, start-up of student loan payments, and elevated fuel and food prices. While demand for durable goods has diminished, demand for consumer services remains high, though it may soon face challenges.

Favorably, inflation has decelerated as pandemic supply chain repairs appear to be complete, demand-led imbalances have diminished, and labor markets remain robust as real wages improve with disinflation. Household net worth remains near records and household interest income is substantially higher. Recent estimates of stimulus savings show less decline than estimated, leaving room for more consumption growth despite falling consumer confidence.

Like the first half of the year, U.S. equities performance continues to be led by a select few mega-capitalized companies, though the rally has broadened modestly. Valuation appears elevated, particularly in light of the recent increase in 20-year maturity U.S. Treasury bonds to a yield above 5%. Since our last letter, the inversion of the yield curve has flattened due to higher long-term interest rates, possibly leaving equities to struggle with higher volatility. Earnings and operating margin maintenance will likely be critical in forward performance. On a positive note, after difficult comparisons to prior year-over-year quarters, analyst earnings estimates for the third and fourth quarters may reflect a bottom in earnings growth rates.

Though we are sanguine regarding U.S. equity market performance for the long haul, we are concerned about slowing economic growth at a time of declining liquidity, stickier inflation, and weaker consumer confidence. Further, elevated geopolitical uncertainty will likely reduce investor’s risk appetites, particularly in light of the recent terrorist attack in Israel and responses to it, the continuing war in Ukraine, and belligerence in the South China Sea. Consequently, the high-interest rates offered on U.S. Treasury securities may still provide intense competition for marginal investment dollars compared to equities.

Information about the Company, including our investment objectives, operating policies and procedures, investment results, record of dividend and distribution payments, financial reports, and press releases, is on our website and has been updated through September 30, 2023. It can be accessed on the internet at www.generalamericaninvestors.com.

By Order of the Board of Directors,

General American Investors Company, Inc.

Jeffrey W. Priest
President and Chief Executive Officer

October 25, 2023

2

STATEMENT OF INVESTMENTS September 30, 2023 (Unaudited)
General American Investors

	Shares	COMMON STOCKS		Value (Note 1a)
Communication Services (7.9%)	Media and Entertainment (6.6%)
	444,923	Alphabet Inc. - Class C (a)		$58,663,097
	1,187,369	Angi Inc. - Class A (a)		2,350,991
	22,000	Meta Platforms, Inc. - Class A (a)		6,604,620
	111,478	The Walt Disney Company (a)		9,035,292
			(Cost $36,797,556)	76,654,000
	Telecommunication Services (1.3%)
	501,392	AT&T Inc.		7,530,908
	274,199	GCI Liberty, Inc. Escrow (a)		—
	57,848	T-Mobile US, Inc. (a)		8,101,612
			(Cost $15,319,343)	15,632,520
			(Cost $52,116,899)	92,286,520

Consumer Discretionary (10.2%)	Consumer Durables and Apparel (0.6%)
	70,000	NIKE, Inc. - Class B	(Cost $7,254,790)	6,693,400

	Consumer Services (1.7%)
	198,157	Expedia Group, Inc. (a)	(Cost $23,537,231)	20,424,042

	Distribution and Retail (7.9%)
	286,000	Amazon.com, Inc. (a)		36,356,320
	264,592	Bath & Body Works, Inc.		8,943,210
	525,092	The TJX Companies, Inc.		46,670,177
			(Cost $20,712,703)	91,969,707
			(Cost $51,504,724)	119,087,149

Consumer Staples (9.7%)	Distribution and Retail (2.6%)
	53,000	Costco Wholesale Corporation	(Cost $1,601,596)	29,942,880

	Food, Beverage and Tobacco (5.2%)
	325,000	Nestlé S.A. (Switzerland)		36,833,452
	140,000	PepsiCo, Inc.		23,721,600
			(Cost $15,322,831)	60,555,052
	Household and Personal Products (1.9%)
	438,936	Unilever PLC (Netherlands/United Kingdom)	(Cost $12,513,080)	21,757,693
			(Cost $29,437,507)	112,255,625

Energy (5.6%)	619,230	Cameco Corporation (Canada)		24,546,277
	81,991	Chevron Corporation		13,825,322
	1,020,030	Energy Transfer LP		14,311,021
	1,173,370	Gulf Coast Ultra Deep Royalty Trust		17,307
	83,512	Hess Corporation		12,777,336
			(Cost $29,807,234)	65,477,263

Financials (20.8%)	Banks (2.1%)
	80,000	JPMorgan Chase & Co.		11,601,600
	100,000	M&T Bank Corporation		12,645,000
			(Cost $3,188,933)	24,246,600
	Financial Services (6.9%)
	110	Berkshire Hathaway Inc. - Class A (a)(b)		58,462,470
	243,415	Nelnet, Inc. - Class A		21,741,828
			(Cost $2,968,650)	80,204,298
	Insurance (11.8%)
	750,249	Arch Capital Group Ltd. (a) (Bermuda)		59,802,348
	285,081	Axis Capital Holdings Limited (Bermuda)		16,070,016
	129,196	Everest Group, Ltd. (Bermuda)		48,018,277
	220,327	MetLife, Inc.		13,860,772
			(Cost $30,473,465)	137,751,413
			(Cost $36,631,048)	242,202,311

3

STATEMENT OF INVESTMENTS September 30, 2023 (Unaudited) - continued
General American Investors

	Shares	COMMON STOCKS (continued)		Value (Note 1a)
Health Care (9.8%)	Equipment and Services (2.0%)
	37,500	The Cigna Group		$10,727,625
	70,000	Medtronic plc (Ireland)		5,485,200
	110,000	Tenet Healthcare Corporation (a)		7,247,900
			(Cost $23,228,482)	23,460,725
	Pharmaceuticals, Biotechnology and Life Sciences (7.8%)
	50,010	Danaher Corporation		12,407,481
	119,900	Gilead Sciences, Inc.		8,985,306
	260,439	Intra-Cellular Therapies, Inc. (a)		13,566,267
	179,326	Merck & Co., Inc.		18,461,612
	365,808	Pfizer Inc.		12,133,851
	119,250	Quantum-Si Incorporated - Class A (a)		197,955
	16,576	Regeneron Pharmaceuticals, Inc. (a)		13,641,385
	971,131	SIGA Technologies, Inc.		5,098,438
	450,000	SomaLogic, Inc. - Class A (a)		1,075,500
	223,201	Valneva SE (a) (France)		1,306,853
	345,000	Valneva SE ADR (a) (France)		4,071,000
	62,583	VBI Vaccines, Inc. (a) (Canada)		41,693
			(Cost $60,265,097)	90,987,341
			(Cost $83,493,579)	114,448,066

Industrials (9.4%)	Capital Goods (3.0%)
	862,873	BAE Systems plc (United Kingdom)		10,504,751
	56,200	Eaton Corporation plc (Ireland)		11,986,336
	165,000	Raytheon Technologies Corporation		11,875,050
			(Cost $19,452,115)	34,366,137
	Commercial and Professional Services (6.4%)
	524,895	Republic Services, Inc.	(Cost $7,346,689)	74,802,786
			(Cost $26,798,804)	109,168,923

Information Technology (23.5%)	Semiconductors and Semiconductor Equipment (8.6%)
	383,364	AIXTRON SE (Germany)		14,112,951
	61,652	Applied Materials, Inc.		8,535,719
	74,600	ASML Holding N.V. (Netherlands)		43,914,036
	21,500	Broadcom Inc.		17,857,470
	935,064	indie Semiconductor, Inc. - Class A (a)		5,890,903
	65,009	Universal Display Corporation		10,205,763
			(Cost $29,115,863)	100,516,842
	Software and Services (8.7%)
	25,000	Adobe Inc. (a)		12,747,500
	215,000	Microsoft Corporation		67,886,250
	1,251,361	NextNav Inc. (a)		6,431,996
	36,381	Tyler Technologies, Inc. (a)		14,048,159
			(Cost $31,095,645)	101,113,905
	Technology, Hardware and Equipment (6.2%)
	321,000	Apple Inc.		54,958,410
	25,000	Arista Networks, Inc. (a)		4,598,250
	223,260	Cisco Systems, Inc.		12,002,458
			(Cost $8,787,144)	71,559,118
			(Cost $68,998,652)	273,189,865

Materials (4.7%)	524,528	Agnico Eagle Mines Limited (Canada)		23,839,798
	932,438	Alamos Gold Inc. - Class A (Canada)		10,527,225
	970,960	Algoma Steel Group Inc. (Canada)		6,602,528
	243,593	Cleveland-Cliffs Inc. (a)		3,807,359
	928,591	Ferroglobe PLC (United Kingdom) (a)		4,828,673
	198,248	Huntsman Corporation		4,837,251
			(Cost $58,841,694)	54,442,834

4

STATEMENT OF INVESTMENTS September 30, 2023 (Unaudited) - continued
General American Investors

(see notes to unaudited financial statements)

	Shares	COMMON STOCKS (continued)		Value (Note 1a)
Miscellaneous (0.5%)	360,635	Other (c)	(Cost $8,694,137)	$6,391,393

		TOTAL COMMON STOCKS (102.1%)	(Cost $446,324,278)	1,188,949,949

		PURCHASED OPTIONS (a)
Puts	Contracts (100 Shares Each)	Company/Expiration Date/ Exercise Price/Notional
Capital Goods (0.0%)	562	Eaton Corporation plc/October 20, 2023/ $185/$10,397,000	(Cost $426,351)	—

Commercial and Professional Services (0.0%)	500	Republic Services, Inc./October 20, 2023/ $140/$7,000,000	(Cost $196,205)	65,000

Technology, Hardware and Equipment (0.0%)	1,000	Apple Inc./Octboer 20, 2023/$170/$17,000,000	(Cost $221,654)	276,000

		TOTAL PURCHASED OPTIONS (0.0%)	(Cost $844,210)	341,000

	Principal	SHORT-TERM SECURITIES
		U.S. Treasury Bills
	$25,000,000	Due November 2, 2023, 5.265% (d)		24,883,000
	25,000,000	Due January 25, 2024, 5.285% (d)		24,574,340
			(Cost $49,457,264)	49,457,340

	Shares
	123,485,555	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 5.23% (e)	(Cost $123,485,555)	123,485,555

		TOTAL SHORT-TERM SECURITIES (14.9%)	(Cost $172,942,819)	172,942,895

TOTAL INVESTMENTS (f) (117.0%)			(Cost $620,111,307)	1,362,233,844
Liabilities in excess of other assets (-0.7%)				(8,161,819)
				1,354,072,025
PREFERRED STOCK (-16.3%)				(190,117,175)
NET ASSETS APPLICABLE TO COMMON STOCK (100%)				$1,163,954,850

ADR - American Depository Receipt

(a)Non-income producing security.

(b)50 shares of 110 total shares held as collateral for options written.

(c)Securities which have been held for less than one year, not previously disclosed, and not restricted.

(d)Yield to maturity at purchase.

(e)7-day yield.

(f)At September 30, 2023, the cost of investments and derivatives for Federal income tax purposes was $618,511,612; aggregate gross unrealized appreciation was $772,394,939; aggregate gross unrealized depreciation was $29,701,369; and net unrealized appreciation was $742,693,570.

STATEMENT OF OPTIONS WRITTEN September 30, 2023 (Unaudited)

Calls	Contracts (100 Shares Each)	Company/Expiration Date/ Exercise Price/Notional	Premiums Received*	Value (Note 1a)
Capital Goods (0.1%)	362	Eaton Corporation plc/October 20, 2023/$200/$7,240,000	$224,545	$564,720

Commercial and Professional Services (0.0%)	64	Republic Services, Inc./October 20, 2023/$165/$1,056,000	9,857	2,560

Puts
Pharmaceuticals, Biotechnology and Life Sciences (0.0%)	144	Madrigal Pharmaceuticals, Inc./ October 20, 2023/$180/$2,592,000	179,606	525,600

		TOTAL OPTIONS WRITTEN (0.1%)	$414,008	$1,092,880

*The maximum cash outlay if all options are exercised is $10,888,000.

5

MAJOR STOCK CHANGES (a): Three Months Ended September 30, 2023 (Unaudited)
General American Investors

(see notes to unaudited financial statements)

Increases	Net Shares Transacted	Shares Held
New Positions
Arista Networks, Inc.	25,000	25,000
The Cigna Group	27,500	37,500	(b)
Ferroglobe PLC	928,591	928,591
indie Semiconductor, Inc. - Class A	935,064	935,064
Medtronic plc	70,000	70,000
NextNav Inc.	448,884	1,251,361	(b)
SIGA Technologies, Inc.	587,123	971,131	(b)

Additions
Adobe Inc.	5,000	25,000
Alamos Gold Inc. - Class A	202,000	932,438
NIKE, Inc. - Class B	20,000	70,000
Tenet Healthcare Corporation	40,000	110,000
Tyler Technologies, Inc.	2,000	36,381
Universal Display Corporation	7,000	65,009

Decreases
Eliminations
Paratek Pharmaceuticals, Inc.	1,839,424	—
Uber Technologies, Inc.	375,000	—

Reductions
Alphabet Inc. - Class C	15,000	444,923
Angi Inc. - Class A	250,600	1,187,369
Arch Capital Group Ltd.	26,000	750,249
ASML Holding N.V.	5,000	74,600
BAE Systems plc	150,000	862,873
Cisco Systems, Inc.	176,740	223,260
Eaton Corporation plc	23,931	56,200
Expedia Group, Inc.	10,000	198,157
T-Mobile US, Inc.	93,000	57,848

(a)Common shares unless otherwise noted.

(b)Shares purchased in prior period and previously carried under Common Stocks - Miscellaneous - Other.

6

PORTFOLIO DIVERSIFICATION September 30, 2023 (Unaudited)
General American Investors

(see notes to unaudited financial statements)

The diversification of the Company’s net assets applicable to its Common Stock by industry group as of September 30, 2023 is shown in the table.

Industry Category	Cost (000)	Value (000)	Percent Common Net Assets*
Information Technology
Semiconductors & Semiconductor Equipment	$29,116	$100,517	8.6%
Software & Services	31,095	101,114	8.7
Technology, Hardware & Equipment	9,009	71,835	6.2
	69,220	273,466	23.5
Financials
Banks	3,189	24,247	2.1
Financial Services	2,969	80,204	6.9
Insurance	30,473	137,751	11.8
	36,631	242,202	20.8
Consumer Discretionary
Consumer Durables & Apparel	7,255	6,693	0.6
Consumer Services	23,537	20,424	1.7
Distribution & Retail	20,713	91,970	7.9
	51,505	119,087	10.2
Health Care
Equipment & Services	23,228	23,461	2.0
Pharmaceuticals, Biotechnology & Life Sciences	60,265	90,987	7.8
	83,493	114,448	9.8
Consumer Staples
Distribution & Retail	1,602	29,943	2.6
Food, Beverage & Tobacco	15,323	60,555	5.2
Household & Personal Products	12,513	21,758	1.9
	29,438	112,256	9.7
Industrials
Capital Goods	19,878	34,366	3.0
Commercial & Professional Services	7,543	74,868	6.4
	27,421	109,234	9.4
Communication Services
Media & Entertainment	36,798	76,654	6.6
Telecommunication Services	15,319	15,633	1.3
	52,117	92,287	7.9

Energy	29,807	65,477	5.6
Materials	58,842	54,443	4.7
Miscellaneous**	8,694	6,391	0.5

	447,168	1,189,291	102.1
Short-Term Securities	172,943	172,943	14.9
Total Investments	$620,111	1,362,234	117.0
Liabilities in Excess of Other Assets		(8,162)	(0.7)
Preferred Stock		(190,117)	(16.3)
Net Assets Applicable to Common Stock		$1,163,955	100.0%

*Net Assets applicable to the Company’s Common Stock.

**Securities which have been held for less than one year, not previously disclosed, and not restricted.

7

STATEMENT OF ASSETS AND LIABILITIES September 30, 2023 (Unaudited)
General American Investors

(see notes to unaudited financial statements)

Assets
INVESTMENTS, AT VALUE (NOTE 1a)
Common stocks (cost $446,324,278)		$1,188,949,949
Purchased options (cost $844,210; note 4)		341,000
U.S. Treasury bills (cost $49,457,264)		49,457,340
Money market fund (cost $123,485,555)		123,485,555

Total investments (cost $620,111,307)		1,362,233,844

OTHER ASSETS
Cash	$121,120
Receivable for securities sold	1,360,108
Dividends, interest and other receivables	1,805,988
Present value of future office lease payments (note 8)	3,123,399
Qualified pension plan asset, net excess funded (note 7)	8,208,783
Prepaid expenses, fixed assets, and other assets	641,787	15,261,185

TOTAL ASSETS		1,377,495,029

Liabilities
Payable for securities purchased	2,611,543
Accrued compensation payable to officers and employees	3,503,376
Outstanding options written, at value (premiums received $414,008; note 4)	1,092,880
Accrued Preferred Stock dividend not yet declared	219,955
Present value of future office lease payments (note 8)	3,123,399
Accrued supplemental pension plan liability (note 7)	5,003,379
Accrued supplemental thrift plan liability (note 7)	7,383,085
Accrued expenses and other liabilities	485,387

TOTAL LIABILITIES		23,423,004

5.95% CUMULATIVE PREFERRED STOCK, SERIES B -
7,604,687 shares at a liquidation value of $25 per share (note 5)		190,117,175

NET ASSETS APPLICABLE TO COMMON STOCK - 23,523,006 shares (note 5)		$1,163,954,850

NET ASSET VALUE PER COMMON SHARE		$49.48

Net Assets Applicable to Common Stock
Common Stock, 23,523,006 shares at $1 par value per share (note 5)	$23,523,006
Additional paid-in capital (note 5)	341,043,539
Unallocated distributions on Preferred Stock	(8,703,934)
Total distributable earnings (note 5)	807,697,243
Accumulated other comprehensive income (note 7)	394,996

NET ASSETS APPLICABLE TO COMMON STOCK		$1,163,954,850

8

STATEMENT OF OPERATIONS Nine Months Ended September 30, 2023 (Unaudited)
General American Investors

(see notes to unaudited financial statements)

Income
Dividends (net of foreign withholding taxes of $361,637)		$12,816,160
Interest		6,138,713
		18,954,873

Expenses
Investment research	$6,189,966
Administration and operations	2,564,939
Office space and general	748,044
Transfer agent, custodian, and registrar fees and expenses	258,526
Auditing and legal fees	239,880
Directors’ fees and expenses	180,628
State and local taxes	121,916
Stockholders’ meeting and reports	88,444	10,392,343

NET INVESTMENT INCOME		8,562,530

Net Realized Gain and Change in Unrealized Appreciation on Investments (Notes 1, 3 and 4)
Net realized gain (loss) on investments:
Common stocks	59,735,627
Purchased options	(2,286,898)
Written options	2,021,873
Foreign currency transactions	56
	59,470,658
Net increase (decrease) in unrealized appreciation:
Common stocks	83,976,993
Purchased options	(796,363)
Written options	(1,307,597)
Short-term securities and other	(3,070)
	81,869,963
GAINS AND APPRECIATION ON INVESTMENTS		141,340,621
NET INVESTMENT INCOME, GAINS, AND APPRECIATION ON INVESTMENTS		149,903,151
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS		(8,483,979)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$141,419,172

STATEMENTS OF CHANGES IN NET ASSETS

Operations	Nine Months Ended September 30, 2023 (Unaudited)	Year Ended December 31, 2022
Net investment income	$8,562,530	$5,508,597
Net realized gain on investments	59,470,658	29,845,465
Net increase (decrease) in unrealized appreciation	81,869,963	(212,628,738)
	149,903,151	(177,274,676)
Distributions to Preferred Stockholders	(8,483,979)	(11,311,972)
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	141,419,172	(188,586,648)

Other Comprehensive Loss - Funded Status of Defined Benefit Plans (Note 7)	—	(995,115)

Distributions to Common Stockholders	—	(36,099,231)

Capital Share Transactions (Note 5)
Value of Common Shares issued in payment of dividends and distributions	—	9,187,543
Cost of Common Shares purchased	(18,623,967)	(25,135,568)
DECREASE IN NET ASSETS - CAPITAL SHARE TRANSACTIONS	(18,623,967)	(15,948,025)
NET INCREASE (DECREASE) IN NET ASSETS	122,795,205	(241,629,019)

Net Assets Applicable to Common Stock
BEGINNING OF PERIOD	1,041,159,645	1,282,788,664

END OF PERIOD	$1,163,954,850	$1,041,159,645

9

FINANCIAL HIGHLIGHTS
General American Investors

(see notes to unaudited financial statements)

The following table shows per share operating performance data, total investment return, ratios, and supplemental data for the nine months ended September 30, 2023 and for each year in the five-year period ended December 31, 2022. This information has been derived from information contained in the financial statements and market price data for the Company’s shares.

	Nine Months Ended September 30, 2023 (unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$43.42		$52.59	$44.00	$43.70	$34.51	$40.47
Net investment income	0.36		0.22	0.02	0.13	0.33	0.31
Net gain (loss) on common stocks, options and other-realized and unrealized	6.06		(7.38)	12.14	3.10	11.78	(3.03)
Other comprehensive income (loss)	—		(0.04)	0.20	0.03	(0.01)	(0.05)
	6.42		(7.20)	12.36	3.26	12.10	(2.77)
Distributions on Preferred Stock:
Dividends from net investment income	—		(0.07)	(0.06)	(0.03)	(0.07)	(0.06)
Distributions from net capital gains	—		(0.40)	(0.41)	(0.43)	(0.39)	(0.38)
Unallocated	(0.36)		—	—	—	—	—
	(0.36)		(0.47)	(0.47)	(0.46)	(0.46)	(0.44)
Total from investment operations	6.06		(7.67)	11.89	2.80	11.64	(3.21)
Distributions on Common Stock:
Dividends from net investment income	—		(0.14)	(0.46)	(0.15)	(0.39)	(0.29)
Distributions from net capital gains	—		(1.36)	(2.84)	(2.35)	(2.06)	(2.46)
	—		(1.50)	(3.30)	(2.50)	(2.45)	(2.75)
Net asset value, end of period	$49.48		$43.42	$52.59	$44.00	$43.70	$34.51
Per share market value, end of period	$41.14		$36.15	$44.20	$37.19	$37.74	$28.44

TOTAL INVESTMENT RETURN -
Stockholder return, based on market price per share	13.80	%*	(14.92)%	28.16%	5.23%	41.54%	(9.87)%
RATIOS AND SUPPLEMENTAL DATA
Net assets applicable to Common Stock end of period (000’s omitted)	$1,163,955		$1,041,160	$1,282,789	$1,087,971	$1,081,698	$896,789
Ratio of expenses to average net assets applicable to Common Stock	1.21	%**	1.13%	1.24%	1.22%	1.28%	1.20%
Ratio of net income to average net assets applicable to Common Stock	1.00	%**	0.50%	0.05%	0.32%	0.81%	0.78%
Portfolio turnover rate	12.04	%*	16.53%	24.74%	19.33%	17.76%	23.00%

PREFERRED STOCK
Liquidation value, end of period (000’s omitted)	$190,117		$190,117	$190,117	$190,117	$190,117	$190,117
Asset coverage	712%		648%	775%	672%	669%	572%
Asset coverage per share	$178.06		$161.91	$193.68	$168.07	$167.24	$142.93
Liquidation preference per share	$25.00		$25.00	$25.00	$25.00	$25.00	$25.00
Market value per share	$24.50		$25.50	$26.86	$27.50	$27.60	$25.72

*Not annualized

**Annualized

10

NOTES TO FINANCIAL STATEMENTS (Unaudited)
General American Investors

1. Significant Accounting Policies and Other Matters – General American Investors Company, Inc. (the “Company”), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

The accompanying financial statements have been prepared in accordance with United States generally accepted accounting principles (“U.S. GAAP”) pursuant to the requirements for reporting; Accounting Standards Codification 946, Financial Services – Investment Companies (“ASC 946”), and Regulation S-X.

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income, expenses, and gains and losses during the reported period. Changes in the economic environment, financial markets, and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.

a. Security Valuation Equity securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Equity securities reported on the NASDAQ national market are valued at the official closing price on that day. Listed and NASDAQ equity securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price (asked price for options written) on the valuation date. Equity securities traded primarily in foreign markets are valued at the closing price of such securities on their respective exchanges or markets. Corporate debt, domestic and foreign, and U.S. government securities are generally traded in the over-the-counter market rather than on a national securities exchange. The Company utilizes the latest bid prices furnished by independent pricing services with respect to transactions in such securities to determine current market value if maturity date exceeds 60 days. Investments in such securities maturing within 60 days or less are valued at amortized cost. If, after the close of foreign markets, conditions change significantly, the price of certain foreign securities may be adjusted to reflect fair value as of the time of the valuation of the portfolio. Investments in money market funds are valued at their net asset value.

b. Options The Company may purchase and write (sell) exchange traded put and call options on equity securities. The Company purchases put options or writes call options to hedge the value of portfolio investments while it purchases call options and writes put options to obtain market exposure. The risk associated with purchasing an option is that the Company pays a premium whether or not the option is exercised. Additionally, the Company bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums received from writing options are reported as a liability on the Statement of Assets and Liabilities. Those that expire unexercised are treated by the Company on the expiration date as realized gains on written option transactions in the Statement of Operations. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on written option transactions in the Statement of Operations. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss on investments in the Statement of Operations. If a written put option is exercised, the premium reduces the cost basis of the securities purchased by the Company and is parenthetically disclosed on the Statement of Assets and Liabilities. The Company as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. For exchange traded options purchased, the Company bears the risk of loss in the amount of the premiums paid plus appreciation in market value should a counterparty fail to perform under the contract. Options written by the Company do not give rise to counterparty risk as options written obligate the Company to perform. The Company has not entered into a master netting agreement with respect to options on equity securities. See Note 4 for option information.

c. Security Transactions and Investment Income Security transactions are recorded as of the trade date. Realized gains and losses are determined on the specific identification method. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income is recognized daily on the accrual basis, adjusted for the accretion of discounts and amortization of premiums.

d. Foreign Currency Translation and Transactions Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies versus U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction

11

NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued
General American Investors

1.Significant Accounting Policies and Other Matters - (Continued from bottom of previous page.)

date. Events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Company’s Board of Directors. The Company does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. These changes are combined and included in net realized and unrealized gain or loss on the Statement of Operations.

Realized foreign exchange gains or losses may also arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses may also arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

e. Dividends and Distributions The Company expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually to common shareholders and quarterly to preferred shareholders. Dividends and distributions to common and preferred shareholders, which are determined in accordance with Federal income tax regulations, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital as they arise.

f. Federal Income Taxes The Company’s policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required. In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Company’s tax positions taken or expected to be taken on Federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Company’s financial statements.

g. Indemnifications In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects any future risk of loss thereunder to be remote.

2. Fair Value Measurements – Various data inputs are used in determining the value of the Company’s investments. These inputs are summarized in a hierarchy consisting of the three broad levels listed below:

Level 1 - quoted prices in active markets for identical securities (including money market funds which are valued at net asset value, typically $1 per share),

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, etc.), and

Level 3 - significant unobservable inputs (including assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. No transfers among levels occurred during the nine months ended September 30, 2023. The following is a summary of the inputs used to value the Company’s net assets as of September 30, 2023:

Assets	Level 1	Level 2	Level 3	Total
Common stocks	$1,188,949,949	—	—	$1,188,949,949
Purchased options	341,000	—	—	341,000
U.S. Treasury bills	—	$49,457,340	—	49,457,340
Money market fund	123,485,555	—	—	123,485,555
Total	$1,312,776,504	$49,457,340	—	$1,362,233,844

Liabilities
Options written	$1,092,880	—	—	$1,092,880

12

NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued
General American Investors

3. Purchases and Sales of Securities – Purchases and sales of securities (other than short-term securities and options) for the nine months ended September 30, 2023 amounted to $140,858,178 and $182,156,831, on long transactions, respectively.

4. Options – In order to enhance financial statement disclosure for derivative instruments, the following table is intended to enable investors to understand: a) how and why the Company uses purchased and written options on equity securities, b) how purchased and written options on equity securities are accounted for, and c) how purchased and written options on equity securities affect the Company’s financial position and results of operations. As of September 30, 2023, the Company has not offset any of the positions and the positions are presented gross on the Statement of Assets and Liabilities.

The following table presents options contracts by location and as presented on the Statement of Assets and Liabilities as of September 30, 2023 was:

	Asset Options		Liability Options
Underlying Risk	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity	Purchased options	$341,000	Outstanding options written, at value	$1,092,880

The following table presents the effect of options activity on the Statement of Operations for the nine months ended September 30, 2023 was:

Underlying Risk	Statement of Operations	Realized Gain (Loss) on Options	Change in Unrealized Appreciation (Depreciation) on Options
Equity	Purchased options	$(2,286,898)	$(796,363)
Equity	Written options	2,021,873	(1,307,597)
		$(265,025)	$(2,103,960)

Average monthly options activity during the nine months ended September 30, 2023 was:

	Purchased Options Contracts	Written Options Contracts
Numbers of Contracts	1,042	1,547

5. Capital Stock and Dividend Distributions – The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value. With respect to the Common Stock, 23,523,006 shares were issued and outstanding; 8,000,000 Preferred Shares were originally issued and 7,604,687 were outstanding on September 30, 2023.

On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an underwritten offering. The Preferred Shares were noncallable for the 5 year period ended September 24, 2008 and have a liquidation preference of $25.00 per share plus accumulated and unpaid dividends to the date of redemption. Cumulatively, the Board of Directors has authorized the repurchase of up to 2 million Preferred Shares in the open market at prices below $25.00 per share. To date, 395,313 shares have been repurchased.

The Company allocates distributions from net capital gains and other types of income proportionately among holders of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from net capital gains, they will be paid from investment company taxable income, or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage level of at least 200% of the Preferred Stock. In addition, pursuant to Moody’s Investor Service, Inc. Rating Agency Guidelines, the Company is required to maintain a certain amount of discounted asset coverage for its portfolio that equals or exceeds a Basic Maintenance Amount. If the Company fails to meet these requirements and does not cure such failure, the Company may be required to redeem, in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends. In addition, failure to meet the foregoing asset coverage requirements could restrict the Company’s ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, generally, vote together with the holders of Common Stock as a single class. Holders of Preferred Stock will elect two members to the Company’s Board of Directors and the holders of Preferred and Common Stock, voting as a

13

NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued
General American Investors

5.Capital Stock and Dividend Distributions - (Continued from bottom of previous page.)

single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years of dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company’s subclassification as a closed-end investment company or changes in its fundamental investment policies.

The Company presents its Preferred Stock, for which its redemption is outside of the Company’s control, outside of the net assets applicable to Common Stock in the Statement of Assets and Liabilities.

Transactions in Common Stock during the nine months ended September 30, 2023 and the year ended December 31, 2022 were as follows:

	Shares		Amount
	2023	2022	2023	2022
Par value of Shares issued in payment of dividends and distributions (issued from treasury)	—	253,791	—	$253,791
Increase in paid-in capital	—	—	—	8,933,752
Total increase	—	253,791	—	9,187,543

Par value of Shares purchased (at an average discount from net asset value of 17.7% and 16.8%, respectively)	(456,016)	(666,903)	$(456,016)	(666,903)
Decrease in paid-in capital	—	—	(18,167,951)	(24,468,665)
Total decrease	(456,016)	(666,903)	(18,623,967)	(25,135,568)
Net decrease	(456,016)	(413,112)	$(18,623,967)	$(15,948,025)

At September 30, 2023, the Company held in its treasury 8,457,866 shares of Common Stock with an aggregate cost of $301,360,718.

The tax basis distributions during the year ended December 31, 2022 are as follows: ordinary distributions of $4,845,219 and net capital gains distributions of $42,565,984. As of December 31, 2022, distributable earnings on a tax basis totaled $664,077,324 consisting of $3,257,712 from undistributed net capital gains and $660,819,612 from net unrealized appreciation on investments. Reclassifications arising from permanent “book/tax” difference reflect non-tax deductible expenses during the year ended December 31, 2022. As a result, additional paid-in capital was decreased by $1,325,000 and total distributable earnings was increased by $1,325,000. Net assets were not affected by this reclassification. As of December 31, 2022, the Company had wash loss deferrals of $192,525 and straddle loss deferrals of $2,408,944.

6. Officers’ Compensation – The aggregate compensation accrued and paid by the Company during the nine months ended September 30, 2023 to its officers (identified on back cover) amounted to $6,038,702.

7. Benefit Plans – The Company has funded (qualified) and unfunded (supplemental) noncontributory defined benefit pension plans that are available to its employees. The pension plans provide defined benefits based on years of service and final average salary with an offset for a portion of social security covered compensation. The components of the net periodic benefit cost (income) of the plans for the nine months ended September 30, 2023 were:

Service cost	$338,420
Interest cost	892,459
Expected return on plan assets	(1,466,431)
Net periodic benefit cost	$(235,552)

The Company recognizes the overfunded status of its defined benefit postretirement plan as an asset in the Statement of Assets and Liabilities and recognizes changes in funded status in the year in which the changes occur through other comprehensive income.

The Company also has funded (qualified) and unfunded (supplemental) defined contribution thrift plans that are available to its employees. The aggregate cost of such plans for the nine months ended September 30, 2023 was $970,087. The qualified thrift plan acquired 16,000 shares in the open market of the Company’s Common Stock during the nine months ended September 30, 2023 and held 619,863 shares of the Company’s Common Stock at September 30, 2023.

14

NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued
General American Investors

8. Operating Lease Commitment – The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2016-02, Leases, which requires lessees to reassess if a contract is or contains lease agreements and assess the lease classification to determine if they should recognize a right-of-use asset and offsetting liability on the Statement of Assets and Liabilities that arises from entering into a lease, including an operating lease. The right-of-use asset and offsetting liability is reported on the Statement of Assets and Liabilities in line items entitled, “Present value of future office lease payments.” Since the operating lease does not specify an implicit rate, the right-of-use asset and liability have been calculated using a discount rate of 3.0%, which is based upon high quality corporate interest rates for a term equivalent to the lease period as of January 1, 2018. The annual cost of the operating lease continues to be reflected as an expense in the Statements of Operations and Changes in Net Assets.

In 2017, the Company entered into an operating lease agreement for office space which will expire in 2028 and provide for aggregate rental payments of approximately $6,437,500. The lease agreement contains clauses whereby the Company will receive free rent for a specified number of months and credit towards construction of office improvements and incurs escalations annually relating to operating costs and real property taxes and to annual rent charges beginning in 2023. Rental expense approximated $445,700 for the nine months ended September 30, 2023. The Company has the option to extend the lease for an additional five years at market rates. As of September 30, 2023, no consideration has been given to extending this lease. Minimum rental commitments under this operating lease are approximately:

2023	$163,000
2024	663,000
2025	663,000
2026	663,000
2027	663,000
Thereafter	553,000
Total Remaining Lease Payments	3,368,000
Effect of Present Value Discounting	(244,601)
Present Value of Future Office Lease Payments	$3,123,399

15

OTHER MATTERS (Unaudited)
General American Investors

Previous purchases of the Company’s Common and Preferred Stock are set forth in Note 5 on pages 12-13. Prospective purchases of Common and Preferred Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company’s proxy voting record for the twelve-month period ended June 30, 2023 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-800-436-8401), (2) on the Company’s website at www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission’s website at www.sec.gov.

On April 27, 2023, the Company submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Company’s principal executive officer certified that he was not aware, as of that date, of any violation by the Company of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Company’s principal executive and principal financial officer made a semi-annual certification, included in a filing with the SEC on Form N-CSR as of December 31, 2022 relating to, among other things, the Company’s disclosure controls and procedures and internal control over financial reporting, as applicable.

GENERAL AMERICAN INVESTORS
COMPANY, INC.

THIRD QUARTER REPORT

September 30, 2023

A Closed-End Investment Company

listed on the New York Stock Exchange

530 FIFTH AVENUE

NEW YORK • NY 10036

212-916-8400 • 1-800-436-8401

E-mail: InvestorRelations@gainv.com

www.generalamericaninvestors.com

DIRECTORS*

Spencer Davidson, Chairman

Arthur G. Altschul, Jr. Rodney B. Berens Clara E. Del Villar John D. Gordan, III Betsy F. Gotbaum	Rose P. Lynch Jeffrey W. Priest Savannah Sachs Henry R. Schirmer

(*The Company is a stand-alone fund.)

OFFICERS

Jeffrey W. Priest, President and Chief Executive Officer

Anang K. Majmudar, Senior Vice-President

Andrew V. Vindigni, Senior Vice-President

Craig A. Grassi, Vice-President

Liron Kronzon, Vice-President

Sally A. Lynch, Vice-President

Eugene S. Stark, Vice-President, Administration, Principal
Financial Officer & Chief Compliance Officer

Samantha X. Jin, Treasurer

Linda J. Genid, Corporate Secretary

Connie A. Santa Maria, Assistant Corporate Secretary

SERVICE COMPANIES

Counsel Sullivan & Cromwell LLP Independent Auditors Ernst & Young LLP Custodian and Accounting Agent State Street Bank and Trust Company	Transfer Agent and Registrar Equiniti Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219 1-800-413-5499 www.equiniti.com/us